Exhibit 10.28

GUARANTY

THIS GUARANTY (this “Guaranty”) is executed as of December 27, 2018, by AGREE REALTY CORPORATION, a Maryland corporation (the “Parent Guarantor”), and EACH OF THE SUBSIDIARIES OF AGREE LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), LISTED ON SCHEDULE 1 ATTACHED HERETO or who become a party hereto pursuant to Section 21 below (each, a “Subsidiary Guarantor” and collectively, “Subsidiary Guarantors”, and together with the Parent Guarantor, each a “Guarantor” and collectively, “Guarantors”) for the benefit of the Credit Parties (defined below).

RECITALS:

A. Pursuant to that certain Term Loan Agreement, dated of even date herewith (as amended, modified, supplemented, or restated from time to time, the “Credit Agreement”), by and among the Parent Guarantor, as Parent, the Borrower, the Lenders now or hereafter party to the Credit Agreement (the “Lenders”), the other parties thereto from time to time and PNC Bank, National Association, as Administrative Agent (the “Administrative Agent” and, together with the Lenders and their respective successors and assigns, each a “Credit Party” and collectively the “Credit Parties”), the Credit Parties have agreed to make available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement. Capitalized terms used herein shall, unless otherwise indicated, have the respective meanings set forth in the Credit Agreement.

B. The Parent Guarantor is the owner of more than ninety-eight percent (98%) of the equity interest in the Borrower and will benefit, directly or indirectly, from the Credit Parties’ extension of credit to the Borrower.

C. Each Subsidiary Guarantor is a Subsidiary of the Borrower and will, directly or indirectly, benefit from the Credit Parties’ extension of credit to the Borrower.

D. This Guaranty is integral to the transactions contemplated by the Loan Documents, and the execution and delivery hereof is a condition precedent to the Credit Parties’ obligations to extend credit to the Borrower under the Loan Documents.

NOW, THEREFORE, as an inducement to the Credit Parties to enter into the Credit Agreement and to make Loans to the Borrower thereunder, and to extend such credit to the Borrower as the Credit Parties may from time to time agree to extend, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Guarantors hereby jointly and severally guarantee payment of the Guaranteed Obligations (hereinafter defined) and hereby agree as follows:

Section 1.NATURE OF GUARANTY.  Each Guarantor hereby absolutely and unconditionally guarantees, jointly and severally, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future Obligations including, without limitation, all indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of the Borrower to the Credit Parties arising under the Credit Agreement or any other Loan Documents (including, without limitation, all renewals, extensions, modifications, amendments, and restatements thereof and all costs, reasonable attorneys' fees and expenses incurred by any Credit Party in connection with the collection or enforcement thereof) including, without limitation, any and all environmental indemnifications contained in the Loan Documents (collectively, the “Guaranteed Obligations”).  For the avoidance of doubt, the “Guaranteed Obligations” shall not include any obligations or liabilities under any Swap Contract.  Administrative Agent's books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be prima facie evidence for the purpose of establishing the amount of the Guaranteed Obligations.  This Guaranty shall not be affected by the genuineness, validity, regularity, or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of any Guarantor under this Guaranty.

Section 2.NO SETOFF OR DEDUCTIONS; TAXES.  Each Guarantor represents and warrants that it is incorporated, organized or formed, as applicable, and resident in the United States of America. All payments by any Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. If any Guarantor must make a payment under this Guaranty, then such Guarantor represents and warrants that it will make the payment from its offices located in the United States of America to Administrative Agent, for the benefit of the Credit Parties, so that no withholding tax is imposed on such payment.  Notwithstanding the foregoing, if any Guarantor makes a payment under this Guaranty to which withholding tax applies, or any taxes (other than Excluded Taxes) are at any time imposed on any payments under or in respect of this Guaranty including, but not limited to, payments made pursuant to this Section 2, then such Guarantor shall pay all such taxes to the relevant authority in accordance with applicable law such that each Credit Party receives the sum it would have received had no such deduction or withholding been made and shall also pay to Administrative Agent, for the benefit of the Credit Parties, on demand, all additional amounts which Administrative Agent specifies as necessary to preserve the after-tax yield the Credit Parties would have received if such taxes had not been imposed.  Guarantors shall promptly provide Administrative Agent with an original receipt or certified copy issued by the relevant authority evidencing the payment of any such amount required to be deducted or withheld.

Section 3.NO TERMINATION.  This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated. All payments under this Guaranty shall be made at Administrative Agent's Office in Dollars.

Section 4.WAIVER OF NOTICES.  Each Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof.  Each Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment, notice of intent to accelerate, notice of acceleration, and any other notices to which any Guarantor might otherwise be entitled.

Section 5.NO SUBROGRATION.  No Guarantor shall exercise any right of subrogation, contribution, or similar rights with respect to any payments it makes under this Guaranty until all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of the Credit Parties or facilities provided by the Credit Parties with respect to the Guaranteed Obligations are terminated.  If any amounts are paid to any Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of the Credit Parties and shall forthwith be paid to Administrative Agent, for the benefit of the Credit Parties, to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

Section 6.WAIVER OF SURETYSHIP DEFENSES.  Each Guarantor agrees that the Credit Parties may, at any time and from time to time, and without notice to Guarantors, make any agreement with the Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge, or release of the Guaranteed Obligations or any collateral (in whole or in part), or for any modification, amendment or waiver of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging, or otherwise affecting the obligations of any Guarantor under this Guaranty.  Each Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of the Borrower, or any claim that any Guarantor's obligations exceed or are more burdensome than those of the Borrower and waives the benefit of any statute of limitations affecting the liability of any Guarantor hereunder. Each Guarantor waives any right to enforce any remedy which such Guarantor now has or may hereafter have against the Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Administrative Agent for the benefit of the Credit Parties. Further, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of such Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of such Guarantor.

Section 7.EXHAUSTION OF OTHER REMEDIES NOT REQUIRED.  The obligations of each Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations.  Each Guarantor waives diligence by any of the Credit Parties and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring any Credit Party to exhaust any right or remedy or to take any action against the Borrower, any other guarantor, or any other person, entity, or property before enforcing this Guaranty against any Guarantor.

Section 8.REINSTATEMENT.  Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded, or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy, or reorganization of the Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Administrative Agent is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

Section 9.SUBORDINATION.  Each Guarantor hereby expressly subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising and whether those obligations are (a) direct, indirect, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, (b) due or to become due to such Guarantor, (c) held by or are to be held by such Guarantor, (d) created directly or acquired by assignment or otherwise, or (e) evidenced in writing (collectively, the “Subordinated Debt”) to the indefeasible payment in full of all Guaranteed Obligations.  Each Guarantor agrees not to accept any payment of such Subordinated Debt from the Borrower if a Default exists. If any Guarantor receives any payment of any Subordinated Debt in violation of the foregoing, then such Guarantor shall hold that payment in trust for the Credit Parties and promptly turn it over to Administrative Agent, for the benefit of the Credit Parties, in the form received (with any necessary endorsements), to be applied in accordance with the Credit Agreement, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty.

Section 10.INFORMATION.  Each Guarantor agrees to furnish promptly to Administrative Agent any and all financial or other information required under the Credit Agreement regarding such Guarantor or its property as Administrative Agent may reasonably request in writing, to the extent such information is in such Guarantor's possession or control.

Section 11.STAY OF ACCELERATION.  In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy, or reorganization of the Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantors immediately upon demand by Administrative Agent.

Section 12. INDEMNIFICATION AND EXPENSES.

(a)Each Guarantor shall indemnify each Credit Party and each Related Party of any of the Credit Parties (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities, and related expenses (including, without limitation, the reasonable fees, charges, and disbursements of any counsel for any Indemnitee), and shall indemnify and hold harmless each Indemnitee from all reasonable fees and time charges and disbursements for attorneys who may be employees of any Indemnitee, incurred by any Indemnitee or asserted against any Indemnitee by any third party or any Loan Party arising out of, in connection with, or as a result of (i) the execution or delivery or enforcement of this Guaranty or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder, the consummation of the transactions contemplated hereby, or, in the case of Administrative Agent and its Related Parties only, the administration of this Guaranty; or (ii) any actual or prospective claim, litigation, investigation, or proceeding relating to any of the foregoing, whether based on contract, tort, or any other theory, whether brought by a third party or by any Loan Party, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee and its Related Parties, be available to the extent that such losses, claims, damages, liabilities, or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or its Related Parties.

(b)Each Guarantor shall pay to Administrative Agent upon demand the amount of any and all reasonable out-of-pocket costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Administrative Agent may incur in connection with the administration of this Guaranty, including, without limitation, any such costs and expenses incurred in the preservation, protection, or enforcement of any rights of any Credit Party in any case commenced by or against any Guarantor under the Bankruptcy Code (Title 11, United States Code) or any similar or successor statute. The obligations of Guarantors under the preceding sentence shall survive termination of this Guaranty.

Section 13.AMENDMENTS.  No amendment, modification, termination, or waiver of any provision of this Guaranty, and no consent to any departure by any Guarantor from the terms and conditions hereof, shall in any event be effective unless the same shall be in writing and signed by Administrative Agent and each Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

Section 14.NOTICES.  Any notice or other communication herein required or permitted to be given shall be in writing and shall be in accordance with the provisions of Section 11.02 of the Credit Agreement. All notices or other communications hereunder shall be made to the applicable address, as follows: (i) if addressed to Administrative Agent, then to the address specified for Administrative Agent set forth on Schedule 11.02 of the Credit Agreement; and (ii) if addressed to any Guarantor, then c/o the Borrower to the address specified for the Borrower set forth on Schedule 11.02 of the Credit Agreement. Any party to this Guaranty may change its address, telecopier or telephone number for notices and other communications in accordance with the terms and provisions set forth in Section 11.02(d) of the Credit Agreement.

Section 15.NO WAIVER; ENFORCEABILITY.  No failure by any Credit Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

Section 16.ASSIGNMENT.  This Guaranty shall: (a) bind each Guarantor and its successors and assigns, provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of Administrative Agent (and any attempted assignment without such consent shall be void); and (b) inure to the benefit of each of the Credit Parties and their respective successors and assigns and the Credit Parties may, without notice to any Guarantor and without affecting any Guarantor's obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part. Each Guarantor agrees that the Credit Parties may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in the Credit Parties' possession concerning any Guarantor, this Guaranty, and any security for this Guaranty to the extent permitted under, and in compliance with, the terms of the Credit Agreement.

Section 17.CONDITION OF BORROWER.  Each Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from the Borrower such information concerning the financial condition, business, and operations of the Borrower as Guarantors require, and that no Credit Party shall have any duty, and Guarantors are not relying on any Credit Party at any time, to disclose to Guarantors any information relating to the business, operations, or financial condition of the Borrower.

Section 18.RIGHTS OF SETOFF.  If and to the extent any payment is not made when due hereunder, then Administrative Agent and each other Credit Party (with the prior consent of Administrative Agent) may setoff and charge from time to time any amount so due against any or all of Guarantors' accounts or deposits with Administrative Agent or such other Credit Party.

Section 19.OTHER GUARANTEES.  Unless otherwise agreed by Administrative Agent, the applicable Credit Party and Guarantors in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantors for the benefit of the Credit Parties or any term or provision thereof.

Section 20. REPRESENTATIONS AND WARRANTIES; LOAN DOCUMENTS.  By execution hereof, each Guarantor covenants and agrees that certain representations, warranties, terms, covenants, and conditions set forth in the Loan Documents are applicable by their terms to such Guarantor and shall be imposed upon such Guarantor, and each Guarantor reaffirms that each such representation and warranty is true and correct and covenants and agrees to promptly and properly perform, observe, and comply with each such term, covenant, or condition. Moreover, each Guarantor acknowledges and agrees that this Guaranty is subject to the setoff provisions as noted in Section 18 above in favor of the Credit Parties. In the event the Credit Agreement or any other Loan Document shall cease to remain in effect for any reason whatsoever during any period when any part of the Guaranteed Obligations remains unpaid, such terms, covenants, and agreements of the Credit Agreement or such other Loan Document incorporated herein by this reference and which are, by their terms, made applicable to any Guarantors shall nevertheless continue in full force and effect as obligations of each Guarantor under this Guaranty.

Section 21.ADDITIONAL GUARANTORS.  The initial Subsidiary Guarantors hereunder shall be each of the Subsidiaries of the Borrower that are signatories hereto and that are listed on Schedule 1 attached hereto.  From time to time subsequent to the time hereof, additional Subsidiaries of the Borrower may become parties hereto as additional Subsidiary Guarantors (each an “Additional Guarantor”) by executing a counterpart of this Guaranty in the form of Exhibit A attached hereto.  Upon delivery of any such counterpart to Administrative Agent, notice of which is hereby waived by Guarantors, each such Additional Guarantor shall be a Guarantor and shall be a party hereto as if such Additional Guarantor were an original signatory hereof.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Guarantor hereunder, or by any election by Administrative Agent not to cause any Subsidiary of the Borrower to become an Additional Guarantor hereunder.  This Guaranty shall be fully effective as to any Guarantor that is or becomes a party hereto.

Section 22.RELEASE OF GUARANTORS. Pursuant to Sections 7.14 and 10.10 of the Credit Agreement, a Subsidiary Guarantor shall be released from its obligations under this Guaranty by Administrative Agent's execution of a Release of Guaranty in the form of Exhibit B attached hereto.  Each Guarantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the release of any other Guarantor hereunder.

Section 23. GOVERNING LAW; JURISDICTION; ETC.

(a)GOVERNING LAW.  THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK OTHER THAN THE CHOICE OF LAWS PROVISIONS THEREOF (OTHER THAN SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

(b)SUBMISSION TO JURISDICTION.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)WAIVER OF VENUE.  EACH GUARANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN SECTION 23(b). EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 11.02 OF THE CREDIT AGREEMENT. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE

LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

Section 24.COUNTERPARTS.  This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 25.ACKNOWLEDGMENT OF BENEFITS; CONTRIBUTION; EFFECT OF AVOIDANCE PROVISIONS.

(a)Each Guarantor acknowledges (i) that it has received, or will receive, significant financial and other benefits, either directly or indirectly, from the proceeds of the Loans made by the Lenders to the Borrower; (ii) that the benefits received by such Guarantor are reasonably equivalent consideration for such Guarantor's execution of this Guaranty; and (iii) that such benefits include, without limitation, the access to capital afforded to the Borrower pursuant to the Credit Agreement from which the activities of such Guarantor will be supported.  Each Guarantor is executing this Agreement and the other Loan Documents in consideration of those benefits received by it.

(b)Each Guarantor hereby agrees as among themselves that, in connection with payments made hereunder, each Guarantor shall have a right of contribution from each other Guarantor in accordance with applicable Law.  Such contribution rights shall be subordinate and subject in right of payment to the Guaranteed Obligations until such time as the Guaranteed Obligations have been indefeasibly and irrevocably paid in full, and none of the Guarantors shall exercise any such contribution rights until the Guaranteed Obligations have been indefeasibly and irrevocably paid in full.

(c)It is the intent of each Guarantor, the Administrative Agent and the Lenders that in any proceeding under any Debtor Relief Laws, such Guarantor's maximum obligation hereunder shall equal, but not exceed, the maximum amount which would not otherwise cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) to be avoidable or unenforceable against such Guarantor in such proceeding as a result of applicable Laws, including, without limitation, (i) Section 548 of the Bankruptcy Code of the United States and (ii) any state fraudulent transfer or fraudulent conveyance act or statute applied in such proceeding, whether by virtue of Section 544 of the Bankruptcy Code of the United States or otherwise. The Laws under which the possible avoidance or unenforceability of the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents) shall be determined in any such proceeding are referred to herein as “Avoidance Provisions”.  Accordingly, to the extent that the obligations of a Guarantor hereunder would otherwise be subject to avoidance under the Avoidance Provisions, the maximum Guaranteed Obligations for which such Guarantor shall be liable hereunder shall be reduced to the greater of (A) the amount which, as of the time any of the Guaranteed Obligations are deemed to have been incurred by such Guarantor under the Avoidance Provisions, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the other Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions or (B) the amount which, as of the time demand is made hereunder upon such Guarantor for payment on account of the Guaranteed Obligations, would not cause the obligations of such Guarantor hereunder (or any other obligations of such Guarantor to the Administrative Agent and the Lenders under the Loan Documents), to be subject to avoidance under the Avoidance Provisions.  The provisions under this Section are intended solely to preserve the rights of the Administrative Agent and the Lenders hereunder to the maximum extent that would not cause the obligations of any Guarantor hereunder to be subject to avoidance under the Avoidance Provisions, and no Guarantor or any other Person shall have any right or claim under this Section as against the Administrative Agent and the Lenders that would not otherwise be available to such Person under the Avoidance Provisions.

Section 26. FINAL AGREEMENT. THIS GUARANTY AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 27.CLAIMS AGAINST PARENT GUARANTOR.  Any and all persons having a claim against the Parent Guarantor (whether in its capacity as the sole general partner of the Borrower, a limited partner in the Borrower, a guarantor of the Borrower or otherwise), hereunder or in connection with any matter that is the subject hereof, shall look solely to the Parent Guarantor's assets, and in no event shall the obligation of the Parent Guarantor be enforceable against any shareholder, trustee, officer, employee or agent of the Parent Guarantor personally.  Nothing herein shall limit the rights of the Administrative Agent or the Lenders against the Borrower.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered as of the date first written above.

PARENT GUARANTOR	AGREE REALTY CORPORATION,
a Maryland corporation

By:
	Name:	Joel N. Agree
	Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

AGREE 6 LA & MS, LLC,

a Delaware limited liability company

AGREE 1031, LLC,

a Delaware limited liability company

AGREE 117 MISSION, LLC,

a Michigan limited liability company

AGREE 17-92, LLC,

a Florida limited liability company

AGREE 2016, LLC,

a Delaware limited liability company

AGREE ALCOA TN LLC,

a Tennessee limited liability company

AGREE ALLENTOWN PA LLC,

a Pennsylvania limited liability company

AGREE ALTOONA, PA, LLC,

a Delaware limited liability company

AGREE AMERICUS GA, LLC,

a Delaware limited liability company

AGREE ANDERSON SC LLC,

a Delaware limited liability company

AGREE ANN ARBOR MI, LLC,

a Delaware limited liability company

AGREE ANN ARBOR STATE STREET, LLC,

a Michigan limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE ANTIOCH, LLC,

an Illinois limited liability company

AGREE APOPKA FL, LLC,

a Delaware limited liability company

AGREE APPLETON WI, LLC,

a Delaware limited liability company

AGREE ARCHER CHICAGO IL, LLC,

a Delaware limited liability company

AGREE ARLINGTON TX LLC,

a Texas limited liability company

AGREE ATCHISON, LLC,

a Kansas limited liability company

AGREE ATLANTIC BEACH, LLC,

a Delaware limited liability company

AGREE BALTIMORE MD, LLC,

a Delaware limited liability company

AGREE BATON ROUGE LA LLC,

a Louisiana limited liability company

AGREE BELTON MO LLC,

a Delaware limited liability company

AGREE BELVIDERE IL, LLC,

an Illinois limited liability company

AGREE BERWYN IL LLC,

an Illinois limited liability company

AGREE BLOOMINGTON MN, LLC,

a Delaware limited liability company

AGREE BRENHAM TX, LLC,

a Delaware limited liability company

AGREE BRIGHTON, LLC,

a Delaware limited liability company

AGREE BROOKLYN OH LLC,

an Ohio limited liability company

AGREE BT, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE BUFFALO CENTER IA, LLC,

a Delaware limited liability company

AGREE BURLINGTON, LLC,

a Delaware limited liability company

AGREE CANNON STATION LLC,

a Delaware limited liability company

AGREE CARLINVILLE IL, LLC,

a Delaware limited liability company

AGREE CEDAR PARK TX, LLC,

a Delaware limited liability company

AGREE CENTER POINT BIRMINGHAM AL LLC, an Alabama limited liability company

AGREE CHANDLER, LLC,

an Arizona limited liability company

AGREE CHARLOTTE POPLAR, LLC,

a North Carolina limited liability company

AGREE CHICAGO KEDZIE, LLC,

an Illinois limited liability company

AGREE COCHRAN GA, LLC,

a Georgia limited liability company

AGREE COLUMBIA SC, LLC,

a Delaware limited liability company

AGREE COLUMBUS OH, LLC,

a Delaware limited liability company

AGREE CONCORD, LLC,

a North Carolina limited liability company

AGREE CRYSTAL RIVER FL, LLC,

a Delaware limited liability company

AGREE CW, LLC,

a Delaware limited liability company

AGREE DANIEL MORGAN AVENUE SPARTANBURG SC LLC, a South Carolina limited liability company

AGREE DAVENPORT IA, LLC,
a Delaware limited liability company

AGREE DES MOINES IA, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE DONNA TX, LLC,

a Delaware limited liability company

AGREE DORAVILLE GA, LLC,

a Delaware limited liability company

AGREE DT JACKSONVILLE NC, LLC,

a Delaware limited liability company

AGREE EAST PALATKA, LLC,

a Florida limited liability company

AGREE EDMOND OK, LLC,

a Delaware limited liability company

AGREE EGG HARBOR NJ, LLC,

a Delaware limited liablity company

AGREE EVERGREEN CO, LLC,

a Delaware limited liability company

AGREE FACILITY NO. I, L.L.C.,

a Delaware limited liability company

AGREE FARMINGTON NM, LLC,

a Delaware limited liability company

AGREE FOREST MS LLC,

a Mississippi limited liability company

AGREE FOREST VA LLC,

a Virginia limited liability company

AGREE FORT MILL SC, LLC,

a South Carolina limited liability company

AGREE FORT WORTH TX, LLC,

a Delaware limited liability company

AGREE FUQUAY-VARINA, LLC,

a North Carolina limited liability company

AGREE GRAND CHUTE WI LLC,

a Delaware limited liability company

AGREE GRAND FORKS, LLC,

a North Dakota limited liability company

AGREE GRANDVIEW HEIGHTS OH, LLC,

a Delaware limited liability company

AGREE HARLINGEN LLC,

a Texas limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE HAZARD KY, LLC,

a Delaware limited liability company

AGREE HOLLY SPRINGS MS, LLC,

a Delaware limited liability company

AGREE HOPKINSVILLE KY, LLC,

a Delaware limited liability company

AGREE IL & VA, LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS GLENDALE LLC,

a Delaware limited liability company

AGREE INDIANAPOLIS IN II, LLC,

a Delaware limited liability company

AGREE JACKSON MS, LLC,

a Delaware limited liability company

AGREE JACKSONVILLE NC, LLC,

a North Carolina limited liability company

AGREE JOHNSTOWN, LLC,

an Ohio limited liability company

AGREE JOPLIN MO LLC,

a Missouri limited liability company

AGREE JUNCTION CITY KS LLC,

a Delaware limited liability company

AGREE K&G JOPLIN MO, LLC,

a Delaware limited liability company

AGREE K&G OK, LLC,

a Delaware limited liability company

AGREE KIRKLAND WA, LLC,

a Delaware limited liability company

AGREE LAKE IN THE HILLS, LLC,

an Illinois limited liability company

AGREE LAKE ZURICH IL, LLC,

an Illinois limited liability company

AGREE LEBANON VA, LLC,

a Virginia limited liability company

AGREE LEJUNE SPRINGFIELD IL, LLC,

an Illinois limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE LIGONIER PA LLC,

a Pennsylvania limited liability company

AGREE LOWELL AR, LLC,

a Delaware limited liability company

AGREE LYONS GA, LLC.,

a Georgia limited liability company

AGREE M-59, LLC,

a Michigan limited liability company

AGREE MADISONVILLE TX LLC,

a Texas limited liability company

AGREE MAGNOLIA KNOXVILLE TN LLC,

a Tennessee limited liability company

AGREE MANASSAS VA, LLC,

a Delaware limited liability company

AGREE MANCHESTER LLC,

a Connecticut limited liability company

AGREE MANSFIELD, LLC,

a Connecticut limited liability company

AGREE MARSHALL MI OUTLOT, LLC,

a Delaware limited liability company

AGREE MCKINNEY TX LLC,

a Texas limited liability company

AGREE MCW, LLC,

a Delaware limited liability company

AGREE MEMPHIS GETWELL, LLC,

a Tennessee limited liability company

AGREE MERRITT ISLAND FL, LLC,

a Delaware limited liability company

AGREE MIDDLETOWN OH, LLC,

a Delaware limited liability company

AGREE MILLSBORO DE, LLC,

a Delaware limited liability company

AGREE MINNEAPOLIS CLINTON AVE L.L.C.,

a Minnesota limited liability company

AGREE MINOT ND, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE MONTGOMERY AL LLC,

an Alabama limited liability company

AGREE MORROW GA, LLC,

a Georgia limited liability company

AGREE MT. DORA FL, LLC,

a Delaware limited liability company

AGREE NASHUA NH, LLC,

a Delaware limited liability company

AGREE NEOSHO MO, LLC,

a Delaware limited liability company

AGREE NEW LENOX, LLC,

an Illinois limited liability company

AGREE NEW LENOX 2, LLC,

an Illinois limited liability company

AGREE NORTH LAS VEGAS, LLC,

a Nevada limited liability company

AGREE NORTH MIAMI BEACH FL, LLC,

a Delaware limited liability company

AGREE NOVI MI LLC,

a Michigan limited liability company

AGREE ONAWAY MI, LLC,

a Delaware limited liability company

AGREE ORANGE & MCCOY, LLC,

a Florida limited liability company

AGREE OXFORD COMMONS AL, LLC,

a Delaware limited liability company

AGREE PALAFOX PENSACOLA FL, LLC,

a Delaware limited liability company

AGREE PENSACOLA LLC,

a Florida limited liability company

AGREE PENSACOLA NINE MILE LLC,

a Florida limited liability company

AGREE PINELLAS PARK, LLC,

a Florida limited liability company

AGREE PLAINFIELD LLC,

a Michigan limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE POINCIANA, LLC,

a Florida limited liability company

AGREE PORT ORANGE FL, LLC,

a Delaware limited liability company

AGREE PORT ST. JOHN, LLC,

a Delaware limited liability company

AGREE PORTLAND ME, LLC,

a Delaware limited liability company

AGREE PORTLAND OR, LLC,

a Delaware limited liability company

AGREE PROVO UT, LLC,

a Delaware limited liability company

AGREE RAPID CITY SD, LLC,

a South Dakota limited liability company

AGREE RICHMOND RI, LLC,

a Delaware limited liability company

AGREE RICHMOND VA, LLC,

a Delaware limited liability company

AGREE RIVERSIDE IA, LLC,

a Delaware limited liability company

AGREE ROCHESTER NY LLC,

a New York limited liability company

AGREE ROCKFORD IL, LLC,

a Delaware limited liability company

AGREE RT AMITE LA, LLC,

a Delaware limited liability company

AGREE RT ARLINGTON TX, LLC,

a Delaware limited liability company

AGREE RT GULFPORT MS, LLC,

a Delaware limited liability company

AGREE RT JACKSON MS, LLC,

a Delaware limited liability company

AGREE RT PORT RICHEY FL, LLC,

a Delaware limited liability company

AGREE RT VILLA RICA GA, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE SALEM OR LLC,

a Delaware limited liability company

AGREE SARASOTA FL, LLC,

a Delaware limited liability company

AGREE SOUTHFIELD, LLC,

a Michigan limited liability company

AGREE SPARTANBURG SC, LLC,

a South Carolina limited liability company

AGREE SPRINGFIELD IL, LLC,

an Illinois limited liability company

AGREE SPRINGFIELD MO, LLC,

a Delaware limited liability company

AGREE SPRINGFIELD OH LLC,

a Delaware limited liability company

AGREE ST PETERSBURG, LLC,

a Florida limited liability company

AGREE ST. AUGUSTINE SHORES, LLC,

a Delaware limited liability company

AGREE ST. JOSEPH MO, LLC,

a Missouri limited liability company

AGREE STATESVILLE NC, LLC,

a Delaware limited liability company

AGREE STATHAM GA, LLC,

a Georgia limited liability company

AGREE STORES, LLC,

a Delaware limited liability company

AGREE SUN VALLEY NV LLC,

a Nevada limited liability company

AGREE SUNNYVALE CA, LLC,

a Delaware limited liability company

AGREE TERRE HAUTE IN LLC,

a Delaware limited liability company

AGREE TK, LLC,

a Delaware limited liability company

AGREE TOPEKA KS LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

[Signatures Continued on Next Page]

AGREE TRI-STATE LEASE, LLC,

a Delaware limited liability company

AGREE UPLAND CA, LLC,

a Delaware limited liability company

AGREE VENICE, LLC,

a Florida limited liability company

AGREE VERO BEACH FL, LLC,

a Delaware limited liability company

AGREE W 63RD CHICAGO IL, LLC,

a Delaware limited liability company

AGREE WHEATON IL, LLC,

a Delaware limited liability company

AGREE WHITTIER CA, LLC,

a Delaware limited liability company

AGREE WICHITA, LLC,

a Kansas limited liability company

AGREE WICHITA FALLS TX LLC,

a Texas limited liability company

AGREE WOODLAND PARK NJ, LLC,

a Delaware limited liability company

AGREE WOODSTOCK IL, LLC,

a Delaware limited liability company

INDIANAPOLIS STORE NO. 16 L.L.C.,

a Delaware limited liability company

LUNACORP, LLC,

a Delaware limited liability company

MT. PLEASANT OUTLOT I, LLC,

a Michigan limited liability company

MT. PLEASANT SHOPPING CENTER, L.L.C.,

a Michigan limited liability company

PHARM NASHVILLE IN, LLC,

a Delaware limited liability company

AGREE NAMPA ID, LLC,

a Delaware limited liability company

By:	Agree Limited Partnership,
a Delaware limited partnership
Its:	Sole Member

By:	Agree Realty Corporation,
a Maryland corporation

By:
Joel N. Agree
Its:	President and Chief Executive Officer

SCHEDULE 1

SUBSIDIARY GUARANTORS

Subsidiary	State of Formation
1.Agree 6 LA & MS, LLC	Delaware
2.Agree 1031, LLC	Delaware
3.Agree 117 Mission, LLC	Michigan
4.Agree 17-92, LLC	Florida
5.Agree 2016, LLC	Delaware
6.Agree Alcoa TN LLC	Tennessee
7.Agree Allentown PA LLC	Pennsylvania
8.Agree Altoona, PA, LLC	Delaware
9.Agree Americus GA, LLC	Delaware
10.Agree Anderson SC LLC	Delaware
11.Agree Ann Arbor MI, LLC	Delaware
12.Agree Ann Arbor State Street, LLC	Michigan
13.Agree Antioch, LLC	Illinois
14.Agree Apopka FL, LLC	Delaware
15.Agree Appleton WI, LLC	Delaware
16.Agree Archer Chicago IL, LLC	Delaware
17.Agree Arlington TX LLC	Texas
18.Agree Atchison, LLC	Kansas
19.Agree Atlantic Beach, LLC	Delaware
20.Agree Baltimore MD, LLC	Delaware
21.Agree Baton Rouge LA LLC	Louisiana
22.Agree Belton MO LLC	Delaware
23.Agree Belvidere IL, LLC	Illinois
24.Agree Berwyn IL LLC	Illinois
25.Agree Bloomington MN, LLC	Delaware
26.Agree Brenham TX, LLC	Delaware
27.Agree Brighton, LLC	Delaware
28.Agree Brooklyn OH LLC	Ohio
29.Agree BT, LLC	Delaware
30.Agree Buffalo Center IA, LLC	Delaware
31.Agree Burlington, LLC	Delaware
32.Agree Cannon Station LLC	Delaware
33.Agree Carlinville IL, LLC	Delaware
34.Agree Cedar Park TX, LLC	Delaware
35.Agree Center Point Birmingham AL LLC	Alabama
36.Agree Chandler, LLC	Arizona
37.Agree Charlotte Poplar, LLC	North Carolina

Subsidiary	State of Formation
38.Agree Chicago Kedzie, LLC	Illinois
39.Agree Cochran GA, LLC	Georgia
40.Agree Columbia SC, LLC	Delaware
41.Agree Columbus OH, LLC	Delaware
42.Agree Concord, LLC	North Carolina
43.Agree Crystal River FL, LLC	Delaware
44.Agree CW, LLC	Delaware
45.Agree Daniel Morgan Avenue Spartanburg SC LLC	South Carolina
46.Agree Davenport IA, LLC	Delaware
47.Agree Des Moines IA, LLC	Delaware
48.Agree Donna TX, LLC	Delaware
49.Agree Doraville GA, LLC	Delaware
50.Agree DT Jacksonville NC, LLC	Delaware
51.Agree East Palatka, LLC	Florida
52.Agree Edmond OK, LLC	Delaware
53.Agree Egg Harbor NJ, LLC	Delaware
54.Agree Evergreen CO, LLC	Delaware
55.Agree Facility No. I, L.L.C.	Delaware
56.Agree Farmington NM, LLC	Delaware
57.Agree Forest MS LLC	Mississippi
58.Agree Forest VA LLC	Virginia
59.Agree Fort Mill SC, LLC	South Carolina
60.Agree Fort Worth TX, LLC	Delaware
61.Agree Fuquay-Varina, LLC	North Carolina
62.Agree Grand Chute WI LLC	Delaware
63.Agree Grand Forks, LLC	North Dakota
64.Agree Grandview Heights OH, LLC	Delaware
65.Agree Harlingen LLC	Texas
66.Agree Hazard KY, LLC	Delaware
67.Agree Holly Springs MS, LLC	Delaware
68.Agree Hopkinsville KY, LLC	Delaware
69.Agree IL & VA, LLC	Delaware
70.Agree Indianapolis Glendale LLC	Delaware
71.Agree Indianapolis IN II, LLC	Delaware
72.Agree Jackson MS, LLC	Delaware
73.Agree Jacksonville NC, LLC	North Carolina
74.Agree Johnstown, LLC	Ohio
75.Agree Joplin MO LLC	Missouri
76.Agree Junction City KS LLC	Delaware
77.Agree K&G Joplin MO, LLC	Delaware

Subsidiary	State of Formation
78.Agree K&G OK, LLC	Delaware
79.Agree Kirkland WA, LLC	Delaware
80.Agree Lake in the Hills, LLC	Illinois
81.Agree Lake Zurich IL, LLC	Illinois
82.Agree Lebanon VA, LLC	Virginia
83.Agree Lejune Springfield IL, LLC	Illinois
84.Agree Ligonier PA LLC	Pennsylvania
85.Agree Lowell AR, LLC	Delaware
86.Agree Lyons GA, LLC.	Georgia
87.Agree M-59, LLC	Michigan
88.Agree Madisonville TX LLC	Texas
89.Agree Magnolia Knoxville TN LLC	Tennessee
90.Agree Manassas VA, LLC	Delaware
91.Agree Manchester LLC	Connecticut
92.Agree Mansfield, LLC	Connecticut
93.Agree Marshall MI Outlot, LLC	Delaware
94.Agree McKinney TX LLC	Texas
95.Agree MCW, LLC	Delaware
96.Agree Memphis Getwell, LLC	Tennessee
97.Agree Merritt Island FL, LLC	Delaware
98.Agree Middletown OH, LLC	Delaware
99.Agree Millsboro DE, LLC	Delaware
100.Agree Minneapolis Clinton Ave L.L.C.	Minnesota
101.Agree Minot ND, LLC	Delaware
102.Agree Montgomery AL LLC	Alabama
103.Agree Morrow GA, LLC	Georgia
104.Agree Mt. Dora FL, LLC	Delaware
105.Agree Nampa ID, LLC	Delaware
106.Agree Nashua NH, LLC	Delaware
107.Agree Neosho MO, LLC	Delaware
108.Agree New Lenox, LLC	Illinois
109.Agree New Lenox 2, LLC	Illinois
110.Agree North Las Vegas, LLC	Nevada
111.Agree North Miami Beach FL, LLC	Delaware
112.Agree Novi MI LLC	Michigan
113.Agree Onaway MI, LLC	Delaware
114.Agree Orange & McCoy, LLC	Florida
115.Agree Oxford Commons AL, LLC	Delaware
116.Agree Palafox Pensacola FL, LLC	Delaware
117.Agree Pensacola LLC	Florida

Subsidiary	State of Formation
118.Agree Pensacola Nine Mile LLC	Florida
119.Agree Pinellas Park, LLC	Florida
120.Agree Plainfield LLC	Michigan
121.Agree Poinciana, LLC	Florida
122.Agree Port Orange FL, LLC	Delaware
123.Agree Port St. John, LLC	Delaware
124.Agree Portland ME, LLC	Delaware
125.Agree Portland OR, LLC	Delaware
126.Agree Provo UT, LLC	Delaware
127.Agree Rapid City SD, LLC	South Dakota
128.Agree Richmond RI, LLC	Delaware
129.Agree Richmond VA, LLC	Delaware
130.Agree Riverside IA, LLC	Delaware
131.Agree Rochester NY LLC	New York
132.Agree Rockford IL, LLC	Delaware
133.Agree RT Amite LA, LLC	Delaware
134.Agree RT Arlington TX, LLC	Delaware
135.Agree RT Gulfport MS, LLC	Delaware
136.Agree RT Jackson MS, LLC	Delaware
137.Agree RT Port Richey FL, LLC	Delaware
138.Agree RT Villa Rica GA, LLC	Delaware
139.Agree Salem OR LLC	Delaware
140.Agree Sarasota FL, LLC	Delaware
141.Agree Southfield, LLC	Michigan
142.Agree Spartanburg SC, LLC	South Carolina
143.Agree Springfield IL, LLC	Illinois
144.Agree Springfield MO, LLC	Delaware
145.Agree Springfield OH LLC	Delaware
146.Agree St Petersburg, LLC	Florida
147.Agree St. Augustine Shores, LLC	Delaware
148.Agree St. Joseph MO, LLC	Missouri
149.Agree Statesville NC, LLC	Delaware
150.Agree Statham GA, LLC	Georgia
151.Agree Stores, LLC	Delaware
152.Agree Sun Valley NV LLC	Nevada
153.Agree Sunnyvale CA, LLC	Delaware
154.Agree Terre Haute IN LLC	Delaware
155.Agree TK, LLC	Delaware
156.Agree Topeka KS LLC	Delaware
157.Agree Tri-State Lease, LLC	Delaware

Subsidiary	State of Formation
158.Agree Upland CA, LLC	Delaware
159.Agree Venice, LLC	Florida
160.Agree Vero Beach FL, LLC	Delaware
161.Agree W 63rd Chicago IL, LLC	Delaware
162.Agree Wheaton IL, LLC	Delaware
163.Agree Whittier CA, LLC	Delaware
164.Agree Wichita, LLC	Kansas
165.Agree Wichita Falls TX LLC	Texas
166.Agree Woodland Park NJ, LLC	Delaware
167.Agree Woodstock IL, LLC	Delaware
168.Indianapolis Store No. 16 L.L.C.	Delaware
169.Lunacorp, LLC	Delaware
170.Mt. Pleasant Outlot I, LLC	Michigan
171.Mt. Pleasant Shopping Center, L.L.C.	Michigan
172.Pharm Nashville IN, LLC	Delaware

EXHIBIT A

COUNTERPART TO GUARANTY

In witness whereof, the undersigned Additional Guarantor has caused this Guaranty to be executed and delivered by its officer thereunto duly authorized as of _____________________________.

[ADDITIONAL GUARANTOR]

By:
Name:
Title

EXHIBIT B

FORM OF RELEASE OF GUARANTOR

In witness whereof, the undersigned Administrative Agent (as defined in the Guaranty defined below), on behalf of the Credit Parties (as defined in the Guaranty), hereby releases and discharges [NAME OF RELEASED GUARANTOR] (the “Released Guarantor”) from any and all obligations and liabilities of the Released Guarantor to the Credit Parties under that certain Guaranty dated as of December 27, 2018 (the “Guaranty”) executed by Agree Realty Corporation, a Maryland corporation, and the Subsidiary Guarantors (as defined in the Guaranty) described therein in favor of the Administrative Agent for the benefit of the Credit Parties.

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

By: __________________________

Name:  _______________________

Title:  ________________________